                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 16, 1996

                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)



   British Columbia, Canada          0-18429                98-0121376
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)




         4126 Norland Avenue, Burnaby, British Columbia                V5G 3S8
------------------------------------------------------------------------------
                   (Address of principal executive offices)           (zip code)



Registrant's telephone number, including area code      604-299-9321



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




                                                      Exhibit Index is on page 3
                                                                     Page 1 of 5

ITEM 5.       OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              Exhibit No.       Description
              -----------       -----------

              Exhibit 99 The Loewen Group Inc. Press Release dated December 16, 1996


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 1996



                                       THE LOEWEN GROUP INC.



                                       By:   /s/Peter S. Hyndman
                                          --------------------------------
                                       Name:  Peter S. Hyndman
                                       Title: Corporate Secretary

                                  EXHIBIT INDEX





                                                            Sequential
Number            Exhibit                                   Page Number
------            -------                                   -----------
99                The Loewen Group Inc.                     4
                  Press Release dated December 16, 1996